VGOF‑P11 05/26

PUTNAM FUNDS TRUST
PUTNAM INCOME FUND
PUTNAM MORTGAGE SECURITIES FUND
SUPPLEMENT DATED MAY 26, 2026
TO THE SUMMARY PROSPECTUS AND PROSPECTUS
OF EACH FUND LISTED IN SCHEDULE A

I. Proposed Conversion of the Funds to Exchange-Traded Funds
For all existing and prospective shareholders of each fund listed in Schedule A (each, a “Fund” and, together, the “Funds”):

•	Each Fund will be converted from a mutual fund to an exchange-traded fund. The conversions are anticipated to occur in or around the first quarter of 2027.
•	If you are an existing shareholder of a Fund, and your account can hold shares of an exchange-traded fund, your Fund shares will be converted, and no action is needed by you.
•
If you hold shares of a Fund in an account that cannot hold shares of an exchange-traded fund (i.e., your account is not permitted to purchase securities traded in the stock market), there are certain actions you can take.

•	The conversions do not require approval from Fund shareholders, and you are not being asked to vote.
At a meeting on May 21, 2026, the Board of Trustees of the Funds (the “Board”) approved the conversion of each Fund into an exchange-traded fund through the reorganization of the Fund with and into a newly-organized exchange-traded fund (an “ETF”).
The Board, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Funds, determined that each Fund’s participation in the applicable reorganization is in the best interests of the Fund and that the interests of existing shareholders of the Fund will not be diluted as a result of the reorganization.
Pursuant to separate Agreements and Plans of Reorganization approved by the Board (each, a “Plan”), the reorganization of each Fund will consist of (1) the transfer of substantially all of the Fund’s assets, subject to its liabilities, to the corresponding ETF in return for shares of the ETF; and (2) the distribution of the ETF shares to the Fund’s shareholders in complete liquidation of the Fund. Except as otherwise noted in the following sentence, each ETF’s investment goal, principal investment strategies, investment adviser, and portfolio management team are expected to be the same as those of the corresponding Fund. In the case of Putnam Mortgage Securities Fund, the corresponding ETF will adopt an 80% investment policy pursuant to Rule 35d‑1 under the Investment Company Act of 1940, as amended, that differs from the Fund’s current 80% investment policy but that is not expected to result in any material change in the Fund’s investment strategy or portfolio holdings.
Franklin Advisers, Inc. (“Franklin Advisers”), each Fund’s investment adviser, believes that each Fund’s reorganization will provide multiple benefits for shareholders of the Fund, including lower net expenses, additional trading flexibility with respect to Fund shares, and increased portfolio holdings transparency.
Completion of each reorganization is subject to a number of conditions under the applicable Plan. A Fund’s shareholders are not required to approve and will not be asked to vote on its reorganization. Subject to regulatory approvals, Fund shareholders will be mailed, on or around August 17, 2026, a prospectus/information statement describing in detail both the reorganization and the corresponding ETF and a summary of the Board’s considerations in approving the reorganization.
Importantly, in order to receive shares of an ETF as part of a reorganization, Fund shareholders must hold their shares of a Fund through a brokerage account that can accept shares of the ETF. If Fund shareholders do not hold their shares of a Fund through that type of brokerage account, the ETF shares the shareholder receives as part of a reorganization will be held by a transfer agent of the ETF for the account and benefit of the shareholder for a term of approximately nine months. If the shareholder has not established an appropriate account to hold the ETF shares and informed the transfer agent of the ETF of the new account by a certain date, the shares will be liquidated and the proceeds sent to the shareholder. For shareholders that do not currently hold their shares of a Fund through a brokerage account that can hold shares of an ETF, information will be provided regarding additional actions that those shareholders must take in order to receive shares of the ETF as part of the reorganization. No further action is required for shareholders that hold shares of a Fund through a brokerage account that can hold shares of the ETF.

Upon the closing of a Fund’s reorganization, each shareholder of the Fund will receive shares of the corresponding ETF having the same aggregate net asset value (“NAV”) as the shares of the Fund they held on the date of the reorganization and become a shareholder of the ETF. However, before its reorganization, each Fund will, for each shareholder of record, redeem the number of shares and/or fractional shares as is necessary so that the shareholder will receive a whole number of ETF shares upon the closing of the reorganization, with the shareholder receiving cash equal to the NAV of any redeemed Fund shares and/or fractional shares. The distribution of redemption proceeds to shareholders may be a taxable event and those shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.
It is anticipated that each reorganization will qualify as a tax‑free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the reorganization of their Fund into the corresponding ETF, except to the extent that they receive cash in connection with the redemption of any shares and/or fractional shares before the reorganization, as described above. It is anticipated that each reorganization would occur in or around the first quarter of 2027.
II. Waivers of Sales Charges
Effective July 27, 2026, any front‑end sales charges applicable to the purchase of a Fund’s shares or contingent deferred sales charges applicable to the redemption of a Fund’s shares will be waived.
III. Close of Funds to New Investors
Effective October 22, 2026, the Funds will not accept purchase orders from new investors.
IV. Liquidation of Class M shares of Putnam Income Fund
The Board has also approved the liquidation of Class M shares of Putnam Income Fund. Class M shares of Putnam Income Fund will be closed to new investments (including exchanges) on or about July 20, 2026. Class M shares of Putnam Income Fund will be liquidated on or about July 31, 2026. Class M shareholders should consult their tax advisors about the tax implications of the liquidation of their Class M shares.

QUESTIONS AND ANSWERS
Q: Why are the Funds being converted to exchange-traded funds?
A: Franklin Advisers and the Board believe that the conversion of each Fund to an exchange-traded fund will provide multiple benefits for shareholders of the Fund, including lower net expenses, additional trading flexibility with respect to Fund shares, and increased portfolio holdings transparency.
Q: What are the differences between an exchange-traded fund and a mutual fund?
A: Exchange-traded funds are structurally different from mutual funds in several important aspects:

•	A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. An exchange-traded fund generally will not issue multiple classes of shares.
•
A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most exchange-traded fund investors will buy and sell shares in secondary market transactions through brokers.

•
A mutual fund will accept purchase and redemption orders from any shareholders on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV. An exchange-traded fund will issue or redeem shares at its NAV per share only in one or more groupings of a specified large number of shares called a “Creation Unit,” on days that the exchange-traded fund is open for business. Only an exchange-traded fund’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the exchange-traded fund. All other shareholders will buy and sell shares of the exchange-traded fund on an exchange at market prices.

The principal risks of an investment in each ETF will be substantially similar to the principal risks of an investment in the corresponding Fund, except that, as a shareholder of an ETF, you would also be subject to risks related to its ETF structure. These risks include the risk that shares of an ETF will trade at market prices that are above (premium) or below (discount) NAV or that an ETF’s “authorized participants” will not engage in creation or redemption transactions, which could cause the ETF’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting from the securities exchange on which they trade. Following the conversions, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling ETF shares in the secondary market that shareholders do not experience as shareholders of the Fund.

Q: How are the ETFs expected to be managed after the change?
A: Each ETF is expected to be managed in substantially the same manner as the corresponding Fund, with no changes to the investment goal, principal investment strategies (other than as noted above with respect to Putnam Mortgage Securities Fund), or investment adviser. Each ETF is expected to be managed by the same portfolio managers as the corresponding Fund.
The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any ETF, nor is it a solicitation of any proxy. For more information regarding an ETF, or to receive a free copy of the prospectus/information statement relating to a reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1‑800‑225‑1581. The prospectus/information statement relating to each reorganization will also be available for free on the Securities and Exchange Commission’s web site (http://www.sec.gov). Please read the prospectus/information statement relating to the applicable reorganization carefully before making any investment decisions.
Please retain this supplement for future reference.

SCHEDULE A

Fund	Date of Summary Prospectus and Prospectus

Putnam Income Fund	March 1, 2026

Putnam Mortgage Securities Fund	February 1, 2026

Putnam Short Duration Bond Fund	March 1, 2026